Exhibit 32.1

CERTIFICATION UNDER SECTION 906

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Viela Bio, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge that:

The Annual Report for the year ended December 31, 2019 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2020	By:	/s/ Zhengbin (Bing) Yao, Ph.D.
Zhengbin (Bing) Yao, Ph.D.
Chief Executive Officer (Principal Executive Officer)